        AGREEMENT effective as of June 28, 1997 between AVNET, INC., a New York corporation with a principal place of business at 80 Cutter Mill Road, Great Neck, New York 11021, ("Employer") and Steven C. Church, residing at ("Employee").

                                   WITNESSETH

1.      Employment, Salary, Benefits:

1.1 Employment. Employer agrees to employ Employee and Employee agrees to accept employment upon the terms and conditions hereinafter set forth.

1.2 Term. Employee's employment shall commence on June 28, 1997 and subject to earlier termination as provided herein, may be terminated on July 2, 1999 by either party provided, however, that the party desiring to terminate the employment on July 2, 1999 gives written notice thereof to the other not later than one (1) year prior thereto -- namely, on or before July 2, 1998. In the event neither Employer nor Employee gives such written notice of termination then Employee's employment pursuant to this Agreement shall continue thereafter until either Employee or Employer shall terminate such employment upon at least one (1) year's written notice given to the other.

1.3 Duties. Employee is hereby engaged in an executive capacity and shall perform such duties for Employer, or Employer's subsidiaries, divisions and operating units as may be assigned to him from time to time by the Chief Executive Officer or President of Employer. Employee is currently engaged as President of Employer's OEM Marketing Group. If Employee is elected an officer or a director of Employer or any subsidiary or division thereof, he shall serve as such without additional compensation.

1.4 Compensation. For all services to be rendered by Employee and for all covenants undertaken by him pursuant to the Agreement, Employer shall pay for fiscal year 1998 (through June 26, 1998) and Employee shall accept for such period compensation as set forth in the income plan attached as Exhibit A. Compensation (including base salary and incentive compensation) after June 26, 1998 shall be agreed upon from time to time between Employer and Employee. In the event Employee's employment hereunder is terminated by the one (1) year notice provided for in Section 1.2 above and Employer and Employee fail to agree upon compensation during all or any portion of the one (1) year notice period prior to termination, then Employee's compensation (base salary and incentive compensation) during such portion of the notice period shall remain the same in cash amount as was most recently agreed upon (or as resulted on an average basis for each pay period from the formula most recently agreed upon).

1.5 Compensation on Termination. Upon termination of this Agreement, Employee shall be entitled to receive only such compensation as had accrued and was unpaid to the effective date of termination. If the termination occurs other than at the end of a fiscal year of Employer the compensation payable to Employee (including base salary and incentive compensation) shall bear the same ratio to a full fiscal year's remuneration as the number of days for which Employee shall be entitled to remuneration bears to 365 days.

1.6 Additional Benefits. In addition to the compensation described in Subsection 1.4, Employee shall be entitled to vacation, insurance, retirement and other benefits (except for severance pay benefit which the one-year termination notice described above is intended to replace) as are afforded to personnel of Employer's United States based Electronic Marketing Group ("EMG") operating units generally and which are in effect from time to time. It is understood that Employer does not by reason of this Agreement obligate itself to provide any such benefits to such personnel. Employee also participates in the Employer's Executive Officers' Supplemental Life Insurance and Retirement Benefits Program (the "Program") pursuant to the terms and conditions applicable to the Program.

2.      Early Termination.

2.1 Death or Disability. Employee's employment hereunder shall terminate on the date of Employee's death or upon Employee suffering mental or physical injury, illness or incapacity which renders him unable to perform his customary duties hereunder on a full-time basis for a period of 365 substantially consecutive days, on the 365th such day. The opinion of a medical doctor licensed to practice in the State of California (or such other state wherein Employee then resides) and having Board certification in his field of specialization or the receipt of or entitlement of Employee to disability benefits under any policy of insurance provided or made available by Employer or under Federal Social Security laws, shall be conclusive evidence of such disability.

2.2 Cause. Employee's employment hereunder may also be terminated by Employer at any time prior to the expiration of the term hereof without notice for cause, including, but not limited to, Employee's gross misconduct, breach of any material term of this Agreement, willful breach, habitual neglect or wanton disregard of his duties, or conviction of any criminal act.

3.      Competitive Employment.

3.1 Full time. Employee shall devote his full time, best efforts, attention and energies to the business and affairs of Employer and shall not, during the term of his employment, be engaged in any other activity which, in the sole judgment of Employer, will interfere with the performance of his duties hereunder.

3.2 Non-Competition. While employed by Employer or any subsidiary, division or operating unit of Employer, Employee shall not, without the written consent of the President or Chief Executive Officer of Employer, directly or indirectly (whether through his spouse, child or parent, other legal entity or otherwise): own, manage, operate, join, control, participate in, invest in, or otherwise be connected with, in any manner, whether as an officer, director, employee, partner, investor, shareholder, consultant, lender or otherwise, any business entity which is engaged in, or is in any way related to or competitive with the business of Employer, provided, however, notwithstanding the foregoing Employee shall not be prohibited from owning, directly or indirectly, up to 5% of the outstanding equity interests of any company or entity the stock or other equity interests of which is publicly traded on a national securities exchange or on the NASDAQ over-the-counter market.

3.3 Non-Solicitation. Employee further agrees that he will not, at any time while employed by Employer or any subsidiary, division or operating unit of Employer and for a period of one year after the termination of employment with Employer, without the written consent of an officer authorized to act in the matter by the Board of Directors of Employer, directly or indirectly, on Employee's behalf or on behalf of any person or entity, induce or attempt to induce any employee of Employer or any subsidiary or affiliate of Employer (collectively the "Employer Group") or any individual who was an employee of the Employer Group during the one (1) year prior to the date of such inducement, to leave the employ of the Employer Group or to become employed by any person other than members of the Employer Group or offer or provide employment to any such employee.

4.      Definitions:
        The words and phrases set forth below shall have the meanings as indicated:

4.1 Confidential Information. That confidential business information of the Employer, whether or not discovered, developed, or known by Employee as a consequence of his employment with Employer. Without limiting the generality of the foregoing, Confidential Information shall include information concerning customer identity, needs, buying practices and patterns, sales and management techniques, employee effectiveness and compensation information, supply and inventory techniques, manufacturing processes and techniques, product design and configuration, market strategies, profit and loss information, sources of supply, product cost, gross margins, credit and other sales terms and conditions. Confidential Information shall also include, but not be limited to, information contained in Employer's manuals, memoranda, price lists, computer programs (such as inventory control, billing, collection, etc.) and records, whether or not designated, legended or otherwise identified by Employer as Confidential Information.

4.2 Developments. Those inventions, discoveries, improvements, advances, methods, practices and techniques, concepts and ideas, whether or not patentable, relating to Employer's present and prospective activities and products.

5.   DEVELOPMENTS, CONFIDENTIAL INFORMATION AND RELATED MATERIALS:

5.1 Assignment of Developments. Any and all Developments developed by Employee (acting along or in conjunction with others) during the period of Employee's employment hereunder shall be conclusively presumed to have been created for or on behalf of Employer (or Employer's subsidiary or affiliate for which Employee is working) as part of Employee's obligations to Employer hereunder. Such Developments shall be the property of and belong to Employer (or Employer's subsidiary or affiliate for which Employee is working) without the payment of consideration therefor in addition to Employee's compensation hereunder, and Employee hereby transfers, assigns and conveys all of Employee's right, title and interest in any such Developments to Employer (or Employer's subsidiary or affiliate for which Employee is working) and agrees to execute and deliver any documents that Employer deems necessary to effect such transfer on the demand of Employer.

5.2 Restrictions on Use and Disclosure. Employee agrees not to use or disclose at any time after the date hereof, except with the prior written consent of an officer authorized to act in the matter by the Board of Directors of Employer, any Confidential Information which is or was obtained or acquired by Employee while in the employ of Employer or any subsidiary or affiliate of Employer, provided, however, that this provision shall not preclude Employee from (i) the use or disclosure of such information which presently is known generally to the public or which subsequently comes into the public domain, other than by way of disclosure in violation of this Agreement or in any other unauthorized fashion, or (ii) disclosure of such information required by law or court order, provided that prior to such disclosure required by law or court order Employee will have given Employer three (3) business days' written notice (or, if disclosure is required to be made in less than three (3) business days, then such notice shall be given as promptly as practicable after determination that disclosure may be required) of the nature of the law or order requiring disclosure and the disclosure to be made in accordance therewith.

5.3 Return of Documents. Upon termination of Employee's employment with Employer, Employee shall forthwith deliver to the President or Chief Executive Officer of Employer all documents, customer lists and related documents, price and procedure manuals and guides, catalogs, records, notebooks and similar repositories of or containing Confidential Information and/or Developments, including all copies then in his possession or control whether prepared by him or others.

6.   Miscellaneous:

6.1 Consent to Arbitration. Except for the equitable relief provisions set forth in Section 6.2 below, Employer and Employee agree to arbitrate any controversy or claim arising out of this agreement or otherwise relating to Employee's employment or the termination of employment or this Agreement, in accordance with the provisions of the Mutual Agreement to Arbitrate Claims, a copy of which is annexed hereto as Exhibit B.

6.2 Equitable Relief. Employee acknowledges that any material breach of any of the provisions of Sections 3 and/or 5 would entail irreparable injury to Employer's goodwill and jeopardize Employer's competitive position in the marketplace or Confidential Information, or both, and that in addition to Employer's other remedies, Employee consents and Employer shall be entitled, as a matter of right, to an injunction issued by any court of competent jurisdiction restraining any breach of Employee and/or those with whom Employee is acting in concert and to other equitable relief to prevent any such actual, intended or likely breach.

6.3 Survival. The provisions of Sections 3.2, 3.3, 4, 5, and 6 shall survive the termination of Employee's employment hereunder.

6.4 Interpretation. If any court of competent jurisdiction or duly constituted arbitration panel shall refuse to enforce any or all of the provisions hereof because they are more extensive (whether as to geographic scope, duration, activity, subject or otherwise) than is reasonable, it is expressly understood and agreed that such provisions shall not be void, but that for the purpose of such proceedings and in such jurisdiction, the restrictions contained herein shall be deemed reduced or limited to the extent necessary to permit enforcement of such provisions.

6.5 Succession. This Agreement shall extend to and be binding upon Employee, his legal representatives, heirs and distributees and upon Employer, its successors and assigns.

6.6 Entire Agreement. This Agreement and the Exhibits hereto contain the entire agreement of the parties with respect to their subject matter and no waiver, modification or change of any provisions hereof shall be valid unless in writing and signed by the parties against whom such claimed waiver, modification or change is sought to be enforced.

6.7 Waiver of Breach. The waiver of any breach of any term or condition of this Agreement shall not be deemed to constitute a waiver of any other term or condition of this Agreement.

6.8 Notices. All notices pursuant to this Agreement shall be in writing and shall be given by registered or certified mail, or the equivalent, return receipt requested, addressed to the parties hereto at the addresses set forth above, or to such address as may hereafter be specified by notice in writing in the same manner by any party or parties.

6.9 Headings. Except for the headings in Section 4, the headings of the sections and subsections are inserted for convenience only and shall not be deemed to constitute a part hereof or to affect the meaning thereof.

     IN WITNESS WHEREOF, parties have executed this Agreement effective as of the day and year first above written.

                                             AVNET, INC.



                                             By   /s/ Roy Vallee
                                               ---------------------------

                                             Title  President, Avnet Inc.
                                                   -----------------------

                                              /s/ Steven C. Church
                                             -----------------------------
                                                  Steven C. Church

                                   Exhibit A

[AVNET LOGO]                                                  FY '98 INCOME PLAN
--------------------------------------------------------------------------------
GROUP/DIVISION:    OEM MARKETING GROUP        EMPLOYEE NAME:        Steve Church

JOB TITLE:  PRESIDENT                         LOC (CITY, STATE):    Irvine, CA
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
EMP NO:                  SSN:                          HIRE DATE:                         EFF DATE:
                                                                 1/21/91                           7/1/97
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CURRENT      CORP:               BRANCH:                DEPT:                 JOB CODE:
-----------------------------------------------------------------------------------------------------------
NEW          CORP:               BRANCH:                DEPT:                 JOB CODE:
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
CURRENT      HOURLY RATE: 173.08       RATE CODE:             CAR ALLOWANCE (BI-WEEKLY):
-----------------------------------------------------------------------------------------------------------
NEW          HOURLY RATE: 192.31       RATE CODE:  MI         CAR ALLOWANCE (BI-WEEKLY):
-----------------------------------------------------------------------------------------------------------


BASE SALARY:                                          $   400,000
                                                       -------------
INCENTIVE:     EMG World Wide NIBT $:               + $   300,000
                                                       -------------

                                                     =================

TARGET INCOME:                                      = $   700,000
                                                       -------------



-----------------------------------------------------------------------------------------------------------
COMMENTS:
                                        Base effective 7/07/97.
-----------------------------------------------------------------------------------------------------------

===========================================================================================================

-----------------------------------------------------------------------------------------------------------
NIBT Objective (EMG World Wide):                    NIBT Multiplier #1:             For NIBT dollars up to
                                                                                    objective
  $402,570,000                                        .0009175
-----------------------------------------------------------------------------------------------------------
FY98 multiplier based on FY96 actual NIBT of        NIBT Multiplier is adjusted based on each month's
                                                    rolling 90 day average NCFAT/ROWC actual for EMG World
  $326,976,678                                      Wide divided by the FY97 full year actual.
                                                    (Example on page 2.)
-----------------------------------------------------------------------------------------------------------
                                                    NIBT Multiplier #2:              For NIBT dollars over
                                                                                     objective
                                                      .001835
-----------------------------------------------------------------------------------------------------------

Date Prepared:      September 11, 1997
               -----------------------------------

TARGET INCOME
The projected amount of annual income that you will earn for achievement of your business plan as outlined below.

BASE SALARY
That portion of the income plan which is a salary paid bi-weekly.

EMG WORLD WIDE NIBT DOLLAR INCENTIVE
FOR FY'98, the Net Income Before Tax (NIBT) Dollar multiplier with which your incentive compensation will be calculated is based on the FY'97 NIBT Dollar actual performance for EMG World Wide. You will be paid a multiplier of .0009175 on all NIBT Dollars generated during FY'98. This multiplier will be adjusted each month according to that month's rolling 90 day average NOPAT (net operating profit after tax) actual as a percentage of the ROWC (return on working capital) on EMG World Wide compared to the FY'97 year and NOPAT/ROWC actual. The FY'97 NOPAT/ROWC actual is 16.69%. For example, if the actual 90 day rolling average NOPAT/ROWC for EMG World Wide is 17.5% for September 1997, the full multiplier would be paid at 104.9% for September (17.5/16.69 = 1.0485). If the actual 90 day rolling average NOPAT/ROWC is 16%, the full multiplier would be paid at 95.9% (16/16.69 = .9587). This multiplier will be rounded to 3 decimal points (.959).

Should the actual NIBT dollars generated in FY'98 exceed the FY'98 NIBT Objective, you will be paid a multiplier ($2) double the standard multiplier for all NIBT dollars generated above the FY'98 NIBT Objective. The NOPAT/ROWC calculation for adjustment to the multiplier will continue to apply if multiplier #2 is used. The NIBT Objective and multipliers #1 and #2 are shown on the front page of this Income Plan. This incentive will be paid monthly.

Avnet reserves the right, based on business conditions, to reestablish budgets and corresponding incentive multipliers. If for any reason your employment with Avnet should terminate before the end of FY'98. your total compensation will be that amount actually earned up to your last day of employment based upon actual product shipments through your last day of employment. No commission will be paid on orders remaining in the backlog on your termination date, whether or not you obtained such orders.

This Target Income Plan describes how your compensation will be computed. A Target Income Plan is not an employment agreement. Your employment at Avnet is at-will, and therefore, your employment and compensation can be terminated, with or without cause, and with or without notice, at any time, at your option or at Avnet's option. This at-will employment relationship will remain in effect throughout your employment with Avnet, or any of its subsidiary or affiliated companies, unless it is modified by a specific, express written employment contract for a specified term, which is signed by the Chairman, CEO or the President of Avnet and you. This at-will relationship may not be modified by any oral or implied agreement. These statements about the at-will nature of employment constitute the complete understanding between Avnet and you regarding this subject. If at any time you have questions regarding your Target Income Plan, feel free to discuss them with your management.

                                                                       EXHIBIT B

                      MUTUAL AGREEMENT TO ARBITRATE CLAIMS

     I recognize that differences may arise between Avnet, Inc. ("the Company") and me during or following my employment with the Company, and that those differences may or may not be related to my employment. I understand and agree that by entering into this Agreement to Arbitrate Claims ("Agreement"), I anticipate gaining the benefits of a speedy, impartial dispute-resolution procedure.

     Except as provided in this Agreement, the Federal Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Agreement. To the extent that the Federal Arbitration Act is inapplicable, applicable state law pertaining to agreements to arbitrate shall apply.

     I understand that any reference in this Agreement to the Company will be a reference also to all divisions, subsidiaries and affiliates of the Company. Additionally, except as otherwise provided herein, any reference to the Company shall also include all benefit plans; the benefit plans' sponsors, fiduciaries, administrators, affiliates, and all successors and assigns of any of them.

CLAIMS COVERED BY THE AGREEMENT

     The Company and I mutually consent to the resolution by arbitration of all claims or controversies ("claims"), whether or not arising out of my employment (or its termination), that the Company may have against me or that I may have against the Company or against its officers, directors, employees or agents in their capacity as such or otherwise. The claims covered by this Agreement include, but are not limited to, claims for wages or other compensation due; claims for breach of any contract or covenant (express or implied); tort claims; claims for discrimination and harassment (including, but not limited to, race, sex, sexual orientation, religion, national origin, age, marital status, medical condition, handicap or disability); claims for benefits (except where an employee benefit or pension plan specifies that its claims procedure shall culminate in an arbitration procedure different from this one); and claims for violation of any federal, state, or other governmental law, statute, regulation, or ordinance, except claims excluded in the section entitled "Claims Not Covered by the Agreement."

     Except as otherwise provided in this Agreement, both the Company and I agree that neither of us shall initiate or prosecute any lawsuit or administrative action (other than an administrative charge of discrimination) in any way related to any claim covered by this Agreement.

CLAIMS NOT COVERED BY THE AGREEMENT

     Claims I may have for workers' compensation or unemployment compensation benefits are not covered by this Agreement.

     Also not covered are claims by the Company for injunctive and/or other equitable relief including, but not limited to, claims for injunctive and/or other equitable relief for unfair competition and/or the use and/or unauthorized disclosure of trade secrets or confidential information, as to which I understand and agree that the Company may seek and obtain relief from a court of competent jurisdiction.

REQUIRED NOTICE OF ALL CLAIMS AND STATUTE OF LIMITATIONS

     The Company and I agree that the aggrieved party must give written notice of any claim to the other party within one (1) year of the date the aggrieved party first has knowledge of the event giving rise to the claim; otherwise the claim shall be void and deemed waived even if there is a federal or state statute of limitations which would have given more time to pursue the claim.

     Written notice to the Company, or its officers, directors, employees or agents, shall be sent to its President at the Company's then-current address. I will be given written notice at the last address recorded in my personnel file.

     The written notice shall identify and describe the nature of all claims asserted and the facts upon which such claims are based. The notice shall be sent to the other party by certified or registered mail, return receipt requested.

DISCOVERY

     Each party shall have the right to take the deposition of one individual and any expert witness designated by another party. Each party also shall have the right to propound requests for production of documents to any party. Additional discovery may be had only where the panel of arbitrators selected pursuant to this Agreement so orders, upon a showing of substantial need.

     At least thirty (30) days before the arbitration, the parties must exchange lists of witnesses, including any expert, and copies of all exhibits intended to be used at the arbitration.

SUBPOENAS

     Each party shall have the right to subpoena witnesses and documents for the arbitration.

ARBITRATION PROCEDURES

     The Company and I agree that, except as provided in this Agreement, any arbitration shall be in accordance with the then-current Model Employment Arbitration Procedures of the American Arbitration Association ("AAA") before a panel of three arbitrators who are licensed to practice law in the state where the arbitration is to take place ("the Panel"). The arbitration shall take place in or near the city in which I am or was last employed by the Company.

     The Panel shall apply the substantive law (and the law of remedies, if applicable) of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. The Federal Rules of Evidence shall apply. The Panel, and not any federal, state, or local court or agency, shall have exclusive authority to resolve any dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, including but not limited to any claim that all or any part of this Agreement is void or voidable. The Panel shall render an award and opinion in the form typically rendered in labor arbitrations. The arbitration shall be final and binding upon the parties.

     The Panel shall have jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the Panel deems necessary. The

Panel shall have the authority to entertain a motion to dismiss and/or a motion for summary judgment by any party and shall apply the standards governing such motions under the Federal Rules of Civil Procedure.

     Either party, at its expense, may arrange for and pay the cost of a court reporter to provide a stenographic record of proceedings.

ARBITRATION FEES AND COSTS

     The Company and I shall equally share the fees and costs of the Panel. Each party shall pay for its own costs and attorneys' fees, if any. However, if any party prevails on a statutory claim which affords the prevailing party attorneys' fees, or if there is a written agreement providing for fees, the Panel may award reasonable fees to the prevailing party.

INTERSTATE COMMERCE

     I understand and agree that the Company is engaged in transactions involving interstate commerce and that my employment involves such commerce.

REQUIREMENTS FOR MODIFICATION OR REVOCATION

     This Agreement to arbitrate shall survive the termination of my employment. It can only be revoked or modified by a writing signed by me and an officer of the Company which specifically states an intent to revoke or modify this Agreement.

SOLE AND ENTIRE AGREEMENT

     This is the complete agreement of the parties on the subject of arbitration of disputes, except for any arbitration agreement in connection with any pension or benefit plan. This Agreement supersedes any prior or contemporaneous oral or written understanding on the subject. No party is relying on any representations, oral or written, on the subject of the effect, enforceability or meaning of this Agreement, except as specifically set forth in this Agreement.

CONSTRUCTION

     If any provision of this Agreement is adjudged to be void or otherwise unenforceable, in whole or in part, such adjudication shall not affect the validity of the remainder of the Agreement.

CONSIDERATION

     The promises by the Company and by me to arbitrate differences, rather than litigate them before courts or other bodies, provide consideration for each other.

NOT AN EMPLOYMENT AGREEMENT

     This Agreement is not, and shall not be construed to create, any contract of employment, express or implied. Nor does this Agreement in any way alter the "at-will" statue of my employment.

VOLUNTARY AGREEMENT

     I ACKNOWLEDGE THAT I HAVE CAREFULLY READ THIS AGREEMENT, THAT I UNDERSTAND ITS TERMS, THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND ME RELATING TO THE SUBJECTS COVERED IN THE AGREEMENT ARE CONTAINED IN IT, AND THAT I HAVE ENTERED INTO THE AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT ITSELF.

     I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP MY RIGHT TO A JURY TRIAL.

     I FURTHER ACKNOWLEDGE THAT I HAVE BEEN GIVEN THE OPPORTUNITY TO DISCUSS THIS AGREEMENT WITH MY PRIVATE LEGAL COUNSEL AND HAVE AVAILED MYSELF OF THAT OPPORTUNITY TO THE EXTENT I WISH TO DO SO.


EMPLOYEE                                     AVNET, INC.


/s/ Steven C. Church                         /s/ Roy Vallee
-------------------------                    -------------------------------
Signature of Employee                        Signature of Authorized Company
                                             Representative




/s/ Steven C. Church                         President, Avnet, Inc.
-------------------------                    -------------------------------
Print Name of Employee                       Title of Representative




12/16/97                                     12/16/97
-------------------------                    -------------------------------
Date                                         Date